                                                                   EXHIBIT 10.42

                            SECURED PROMISSORY NOTE

$1,250,000                                               Date: December 24, 1998

                                                            Due: January 1, 2002

FOR VALUE RECEIVED, MachOne Communications, Inc., a California corporation (the "Borrower") hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender") at P.O. Box 91744, Chicago, IL 60693 or such other place of payment as the holder of this Secured Promissory Note (this "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000) together with interest at Eight and Three Quarter percent (8.75%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 6 equal monthly installments of interest only, the first monthly installment of interest only of $11,241.32, commencing February 1, 1999, followed by 5 monthly installments of interest only of $9,114.58 each, commencing March 1, 1999 and on the same day of each month thereafter to and including July 1, 1999, followed by 30 equal monthly installments of principal and interest in the amount of $46,541.10 each, commencing August 1, 1999 and on the same day of each month thereafter to and including January 1, 2002 such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated as of September 10, 1998 by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any other notice as permitted under the UCC or any applicable law.




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This Note has been negotiated and delivered to Lender and is payable in the
State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.


       BORROWER:                  MACHONE COMMUNICATIONS, INC.
                                  992 South De Anza Blvd.
                                  Cupertino, CA 95129


                                  Signature:  /s/ PETER D. OLSON
                                             ---------------------------------

                                  Print Name: Peter D. Olson

                                  Title: Chief Technical Officer

MACHONE COMMUNICATIONS

Prepared by V. Tonga & Revised by G. Gillen

Loan Amount:      1,250,000.00
                  ==============
Interest Rate             8.750%
                  ==============
Payment              46,541.10

Payment
Number      Date        Principal     Interest      Payment         Balance
------      ----        ---------     --------      -------         -------
          12/24/98                                                1,250,000.00
   1      02/01/99           0.00     11,241.32     11,241.32     1,250,000.00
   2      03/01/99           0.00      9,114.58      9,114.58     1,250,000.00
   3      04/01/99           0.00      9,114.58      9,114.58     1,250,000.00
   4      05/01/99           0.00      9,114.58      9,114.58     1,250,000.00
   5      06/01/99           0.00      9,114.58      9,114.58     1,250,000.00
   6      07/01/99           0.00      9,114.58      9,114.58     1,250,000.00
   7      08/01/99      37,426.52      9,114.58     46,541.10     1,212,573.48
   8      09/01/99      37,699.42      8,841.68     46,541.10     1,174,874.06
   9      10/01/99      37,974.31      8,566.79     46,541.10     1,136,899.75
  10      11/01/99      38,251.21      8,289.89     46,541.10     1,098,648.54
  11      12/01/99      38,530.12      8,010.98     46,541.10     1,060,118.42
  12      01/01/00      38,811.07      7,730.03     46,541.10     1,021,307.35
  13      02/01/00      39,094.07      7,447.03     46,541.10       982,213.28
  14      03/01/00      39,379.13      7,161.97     46,541.10       942,834.15
  15      04/01/00      39,666.27      6,874.83     46,541.10       903,167.88
  16      05/01/00      39,955.50      6,585.60     46,541.10       863,212.38
  17      06/01/00      40,246.84      6,294.26     46,541.10       822,965.53
  18      07/01/00      40,540.31      6,000.79     46,541.10       782,425.22
  19      08/01/00      40,835.92      5,705.18     46,541.10       741,589.30
  20      09/01/00      41,133.68      5,407.42     46,541.10       700,455.62
  21      10/01/00      41,433.61      5,107.49     46,541.10       659,022.01
  22      11/01/00      41,735.73      4,805.37     46,541.10       617,286.28
  23      12/01/00      42,040.06      4,501.05     46,541.10       575,246.22
  24      01/01/01      42,346.60      4,194.50     46,541.10       532,899.63
  25      02/01/01      42,655.38      3,885.73     46,541.10       490,244.25
  26      03/01/01      42,966.40      3,574.70     46,541.10       447,277.85
  27      04/01/01      43,279.70      3,261.40     46,541.10       403,998.15
  28      05/01/01      43,595.28      2,945.82     46,541.10       360,402.86
  29      06/01/01      43,913.16      2,627.94     46,541.10       316,489.70
  30      07/01/01      44,233.36      2,307.74     46,541.10       272,256.34
  31      08/01/01      44,555.90      1,985.20     46,541.10       227,700.44
  32      09/01/01      44,880.79      1,660.32     46,541.10       182,819.65
  33      10/01/01      45,208.04      1,333.06     46,541.10       137,611.61
  34      11/01/01      45,537.68      1,003.42     46,541.10        92,073.93
  35      12/01/01      45,869.73        671.37     46,541.10        46,204.20
  36      01/01/02      46,204.20        336.91     46,541.10             0.00